EXHIBIT 10.12


                         NATIONAL COMPUTER SYSTEMS, INC.
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.       Purpose of Plan

                  This plan shall be known as the "National Computer Systems, Inc. 1999 Non-Employee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of National Computer Systems, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable non-employee directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress. Options granted under this Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Stock Subject to Plan

                  Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 par value. The Common Stock subject to options shall be authorized but unissued shares. Subject to the adjustment as provided in Section 10 hereof, the maximum number of shares of Common Stock on which options may be exercised under this Plan shall be 100,000 shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.       Administration of Plan

                  The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall have the authority, in its discretion, subject to the express provisions of this Plan, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

4.       Eligibility

                  Upon approval of the Plan by the Board, but subject to approval of the Plan by shareholders of the Company pursuant to Section 12 hereof, each director of the Company who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall automatically be granted, on each date (beginning with the date of the annual meeting of shareholders in May, 2000), that he or she is elected or reelected as a director of the Company, an option to acquire 3,500 shares of Common Stock under the Plan.

5.       Price

                  The option price for all options granted under the Plan shall be the fair market value of the shares covered by the option on the date the option is granted. For purposes of this Plan, the fair market value of the Common Stock on a given date shall be (i) the last trade price of the Common Stock as reported on The Nasdaq Stock Market on such date, if the Common Stock is then quoted on The Nasdaq Stock Market; or (ii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined, the Common Stock is not publicly traded, then the next preceding date on which there was a trade will be used.

6.       Term

                  Each option and all rights and obligations thereunder shall, subject to the provisions of Section 8 herein, expire ten years from the date of granting of the option.

7.       Exercise of Option

                  (a) Options granted under the Plan shall not be exercisable for a period of six months after date of grant, or until shareholder approval of the Plan has been obtained, whichever occurs later, but thereafter will be exercisable in full at any time or from time to time during the term of the option, subject to the provisions of Section 8 hereof.

                  (b) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

                  (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company either (i) in cash (including check, bank draft or money order), or (ii) by delivering the Company's Common Stock already owned by the optionee having a fair market value on the date of exercise equal to the full purchase price of the shares, or (iii) by any combination of cash and the method specified in (ii) of this sentence. For purposes of the preceding sentence, the fair market value of Common Stock tendered shall be determined as provided in Section 5 hereof as of the date of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.       Effect of Termination of Directorship or Death

                  (a) In the event that an optionee shall cease to be a director of the Company for any reason other than his or her gross and willful misconduct or his or her death, such optionee shall have the right to exercise the option at any time within the remaining term of the option.

                  (b) In the event that an optionee shall cease to be a director of the Company by reason of his or her gross and willful misconduct during the course of his or her service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony, any unexercised option granted pursuant to the Plan shall be terminated as of the date of the misconduct.

                  (c) If the optionee shall die and such optionee shall not have fully exercised any option granted under the Plan, such option may be exercised at any time within twelve months after his or her death by the personal representatives, administrators or, if applicable, by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he or she was entitled to purchase under the option on the date of death, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                  (d) Nothing in this Plan or in any agreement hereunder shall confer on any optionee any right to continue as a director of the Company or affect in any way any legal rights with respect to termination of such directorship or removal of such optionee as a director.

9.       Transferability

                  (a) No options granted under the Plan shall be transferable by optionee, other than as provided in Section 8(c) or in Section 9(b) herein.

                  (b) During the lifetime of an optionee, an outstanding option may be transferred to (i) the spouse, children, grandchildren, nieces or nephews of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (a) there may be no consideration for any such transfer and (b) subsequent transfers of transferred options shall be prohibited except for transfers required by will or the laws of descent and distribution. Following transfer, such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of each option agreement, the term "optionee" shall be deemed to refer to the transferee.


10.      Dilution or Other Adjustments

                  If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the exercise prices thereof in order to prevent dilution or enlargement of option rights.

11.      Amendment or Discontinuance of Plan

                  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or
termination   shall  be  made  that  requires  the  approval  of  the  Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

12.      Effective Date and Termination of Plan

                  (a) The Plan was approved by the Board on March 2, 1999, and shall be approved by shareholders of the Company within 12 months thereafter.

                  (b) Unless the Plan shall have been discontinued as provided in Section 11 hereof, the Plan shall terminate on January 31, 2009. No option may be granted after such termination, but termination of the Plan shall not without consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.




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Plan approved by stockholders on May __, 1999.